Retirement Class HNFRX
Institutional Class HNFSX
Administrative Class HNFDX
Investor Class HNFIX
Harbor Focused International Fund

Supplement to Summary Prospectus dated June 1, 2019
Vincent Houghton has announced his plans to retire on or about December 31, 2019 from Comgest Asset Management International Limited, subadviser to the Harbor Focused International Fund (the “Fund”). Upon his retirement, Mr. Houghton will no longer serve as a portfolio manager of the Fund. Laure Négiar, CFA, Zak Smerczak, CFA, and Alexandre Narboni will continue to serve as co-portfolio managers for the Fund.
August 26, 2019
Investors Should Retain This Supplement For Future Reference
S0826.SP.FI